Exhibit 99.1

UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION

SECURITIES ACT OF 1933 Release No. 11247 / September 28, 2023

SECURITIES EXCHANGE ACT OF 1934 Release No. 98612 / September 28, 2023

ADMINISTRATIVE PROCEEDING File No. 3-21748

In the Matter of SPRUCE POWER HOLDING CORPORATION, Respondent.

ORDER INSTITUTING CEASE-AND-DESIST PROCEEDINGS PURSUANT TO SECTION 8A OF THE SECURITIES ACT OF 1933 AND SECTION 21C OF THE SECURITIES EXCHANGE ACT OF 1934, MAKING FINDINGS, AND IMPOSING A CEASE-AND-DESIST ORDER

I.

The Securities and Exchange Commission (“Commission”) deems it appropriate that cease-and-desist proceedings be, and hereby are, instituted pursuant to Section 8A of the Securities Act of 1933 (“Securities Act”), and Section 21C of the Securities Exchange Act of 1934 (“Exchange Act”), against Spruce Power Holding Corporation (“Spruce Power” or “Respondent”), formerly known as XL Fleet Corp. (“XL Fleet”) and Pivotal Investment Corporation II (“Pivotal”).

II.

In anticipation of the institution of these proceedings, Respondent has submitted an Offer of Settlement (the “Offer”), which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, and without admitting or denying the findings herein, except as to the Commission’s jurisdiction over Respondent and the subject matter of these proceedings, which are admitted, Respondent consents to the entry of this Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (“Order”), as set forth below.

III.

On the basis of this Order and Respondent’s Offer, the Commission finds that:

Summary

1. This matter concerns materially misleading statements made by Respondent’s predecessor companies – Pivotal Investment Corporation II (“Pivotal”), formerly a publicly traded special purpose acquisition company (“SPAC”), and XL Fleet Corp. (“XL Fleet”), which provided hybrid electrical vehicle (“HEV”) or plug-in hybrid electric vehicle (“PHEV”) systems for commercial fleet vehicles – about XL Fleet’s sales pipeline in marketing and promoting the business combination between Pivotal and XL Fleet.

2. In September 2020, Pivotal and XL Fleet announced their proposed business combination transaction via a merger agreement and a related private investment in public equity (“PIPE”) offering.1 From the date of the merger announcement to January 2021, Pivotal and XL Fleet made public statements highlighting that XL Fleet had a sales pipeline of over $220 million, which purportedly supported XL Fleet’s revenue growth projections from $21 million in 2020 to $75 million for 2021. Pivotal and XL Fleet also publicly stated that XL Fleet generated its revenue projections, including up to $1.4 billion by 2024, in part by applying a historical “conversion rate” of one-third of its sales pipeline.

3. The statements about XL Fleet’s sales pipeline and its connection to XL Fleet’s revenue projections were materially misleading. Over 90% of XL Fleet’s $220 million sales pipeline consisted of speculative sales opportunities, including (i) sales to potential customers with whom XL Fleet had little or no contact; (ii) past or existing customers who had not indicated any interest in buying more of XL Fleet’s products; (iii) customers in California to whom XL Fleet could not legally sell certain of its products; and (iv) stale opportunities that had not been updated. Further, XL Fleet did not use a historical “conversion rate” of its sales pipeline, much less a conversion rate of one-third. As a result, and contrary to Pivotal’s and XL Fleet’s claims, neither the sales pipeline nor the purported “conversion rate” of sales from the pipeline provided support for XL Fleet’s revenue projections. Pivotal and XL Fleet made these misleading statements in current reports, offering registration statements, and proxy materials filed with the Commission, and in other public statements.

4. As a result of the conduct described herein, Respondent violated Sections 17(a)(2) and 17(a)(3) of the Securities Act, and Sections 13(a) and 14(a) of the Exchange Act and Rules 12b-20, 13a-11, and 14a-9 thereunder.

Respondent

5. Spruce Power, formerly known as XL Fleet, is incorporated in Delaware and headquartered in Denver, Colorado. Spruce Power is an owner and operator of distributed solar energy assets across the U.S., offering subscription-based services to residential customers. Spruce Power’s common stock is registered pursuant to Section 12(b) of the Exchange Act and quoted under the ticker symbol “SPRU” on the New York Stock Exchange (“NYSE”), and the company is required to file periodic reports with the Commission pursuant to Section 13(a) of the Exchange Act. Until November 10, 2022, Respondent was known as XL Fleet, which was a Delaware corporation headquartered in Boston, Massachusetts, and whose common stock was registered pursuant to Section 12(b) of the Exchange Act. XL Fleet had emerged as the surviving company in a merger with Pivotal in December 2020, as described below.

[1]	Before the merger, XL Fleet’s registered corporate name was XL Hybrids, Inc. (“Legacy XL”), but it was commercially known and doing business as XL Fleet.

Facts

Background

6. Pivotal was a SPAC incorporated in Delaware for the purpose of entering into a business combination with one or more businesses or entities. Pivotal consummated an initial public offering of common stock and warrants in July 2019, and its common stock was registered pursuant to Section 12(b) of the Exchange Act and quoted under the ticker symbol “PIC” on the NYSE. Pivotal was required to file periodic reports with the Commission pursuant to Section 13(a) of the Exchange Act.

7. On September 17, 2020, Pivotal entered into a proposed business combination by merging with Legacy XL, a then-privately held Delaware corporation that was in the business of providing vehicle electrification solutions. Legacy XL sold and distributed HEV and PHEV systems, comprising an electric motor, power inverter, and a lithium-ion battery pack, for gasoline-or diesel-powered commercial fleet vehicles, including trucks, vans, and buses. On October 2, 2020, Pivotal filed a registration statement, proxy statement, and prospectus on Form S-4 to solicit proxies for the vote by Pivotal’s stockholders with respect to the merger and the offer and sale of up to 100 million shares of Pivotal’s common stock, and of 15 million shares to certain investors in a PIPE offering related to the merger.

8. On December 8, 2020, after certain amendments, Pivotal’s registration and proxy statements on Form S-4 as amended were declared effective. On December 21, 2020, Pivotal closed its merger with Legacy XL, and Pivotal changed its name to XL Fleet, which became the surviving company whose common stock was quoted under the ticker symbol “XL” on the NYSE. The merger resulted in XL Fleet receiving approximately $350 million in proceeds – $200 million in cash held in Pivotal’s trust account, and $150 million from the PIPE offering. On January 14, 2021, XL Fleet filed a registration statement on Form S-1 for the offer and sale of certain common stock and warrants, as well as to register the resale of certain shares, including the shares sold in the PIPE offering. XL Fleet’s registration statement on Form S-1 was declared effective on January 22, 2021.

9. XL Fleet’s management prepared, reviewed, and/or approved the statements about its business in Pivotal’s SEC filings, including the Form S-4 and amendments, and current reports on Form 8-K discussed below.

10. In September 2022, after a strategic review of its overall business operations, XL Fleet acquired membership interests of certain entities comprising Spruce Power, which was privately held at the time. In November 2022, XL Fleet changed its name to Spruce Power, and changed its NYSE ticker symbol from XL to SPRU. By December 2022, Respondent had sold or otherwise ceased its business operations under XL Fleet, including its fleet vehicle electrification solutions, to focus its operations on distributing solar energy assets, including residential solar panels.

Pivotal and XL Fleet Made Materially Misleading Statements
About XL Fleet’s Sales Pipeline

11. In announcing their merger in September 2020, Pivotal and XL Fleet stated the companies had decided to merge to advance and accelerate the market growth of XL Fleet’s products and expand its product offerings from HEV and PHEV to full-battery electric and hydrogen fuel cell electric vehicle systems. The companies also highlighted the fact that XL Fleet, unlike other publicly traded peer companies at the time, had a ten-year track record of selling products to a growing number of customers, and had an increasing sales pipeline from potential or actual customers supporting substantial revenue growth, which, when combined with the capital contributed by Pivotal, resulted in an implied enterprise value of $1 billion for XL Fleet.

12. Pivotal and XL Fleet, however, made materially misleading statements about XL Fleet’s sales pipeline in SEC filings and other public statements from September 2020 to January 2021.

XL Fleet’s Sales Pipeline

13. On September 18, 2020, Pivotal and XL Fleet issued a joint press release stating that “XL has strong demand momentum with a $220 million 12-month sales pipeline and forecasted revenue of over $21 million in 2020 and $75 million in 2021.” Other marketing materials, including an investor presentation slide deck and an investor call script, also highlighted XL Fleet’s $220 million sales pipeline. Pivotal furnished these marketing materials in a current report on Form 8-K and also filed them as written communications in connection with a business combination transaction pursuant to Rule 425 of the Securities Act.

14. On September 24, 2020, an XL Fleet officer stated in a media interview, “[w]ith over three thousand vehicles deployed thus far and over $220 million in our current sales pipeline, ... [m]oving forward with a SPAC made the most sense for our business[] ....” On October 26, 2020, an XL Fleet officer stated in a SPAC-oriented webinar, “we’ve got a 12 months sales pipeline that now is over $240 million, which we feel is going to support our forecast for next year of $75 million in revenue.” Pivotal and XL Fleet also issued a joint press release on the same date stating, “[XL] is revenue-generating today with strong demand momentum, including a $220 million 12-month sales pipeline and forecasted revenue of over $21 million in 2020 and $75 million in 2021.” Pivotal furnished the webinar transcript and press release in current reports on Forms 8-K and filed them pursuant to Rule 425.

15. On November 12, 2020, XL Fleet issued a press release stating, “XL continues to grow its sales opportunity pipeline for 2021 to $220 million as of today, which supports XL’s current revenue forecast of $75 million for fiscal year 2021.” Pivotal filed the press release on Form 425 as a communication in connection with a business combination transaction under Rule 425.

16. These statements were materially misleading because XL Fleet’s sales pipeline did not “support” its revenue forecasts or indicate “strong demand momentum” for its products. XL Fleet’s sales pipeline was derived from a customer relationship management database (“CRM”), which XL Fleet used as a tool to organize and motivate its sales function, and was not designed to make revenue projections. XL Fleet’s salespeople entered into the CRM sales opportunities for XL Fleet’s products from various sources. These sales opportunities included the salespeople’s estimates of sales to potential customers, and potential additional sales to past or existing customers, each weighted by the probability of a sale ranging from 5% to 95%. The $220 million sales pipeline included approximately $20 million in existing sales or purchase orders as of August 2020. Nearly 70% of these existing sales or purchase orders, however, were from just two customers. Excluding that $20 million in existing sales or purchase orders, $194 million (or 97%) of the remaining $200 million were sales opportunities that XL Fleet’s salespeople had categorized as having merely a 5% ($133 million) or 25% ($61 million) probability of resulting in a sale.

17. The 5% probability opportunities included potential customers who had not been contacted by XL Fleet’s salespeople, or who had been contacted for an indication of interest in XL Fleet’s products but had not responded. These were speculative opportunities, including companies and municipalities whom XL Fleet’s salespeople had identified from online or other research merely as having fleet vehicles with environmental sustainability goals. The 25% probability opportunities included potential customers who had requested a quote for an XL Fleet product, or prior or existing customers for whom XL Fleet had not received a new quote request or any other indication of interest to purchase additional products. Certain of these sales opportunities also included stale entries created by XL Fleet’s salespeople who were terminated in the first half of 2020. For these reasons, the $220 million sales pipeline did not support XL’s estimated revenues of $75 million for 2021.

XL Fleet’s Inability to Sell New Model Year Systems Into California

18. XL Fleet’s sales pipeline also included sales opportunities in California. Before January 2019, XL Fleet had sold its HEV and PHEV systems to California customers under Executive Orders issued by the California Air Resources Board (“CARB”), which administers California’s vehicle emissions requirements, for each applicable vehicle group and model year. The Executive Orders required XL Fleet to submit certain testing and use data for its systems to demonstrate compliance with emissions requirements. XL Fleet had planned to increase sales in California, in part, by taking advantage of financial incentives available for owners and operators of HEVs and PHEVs.

19. In or around January 2019, CARB had suspended consideration of XL Fleet’s applications for new Executive Orders for future XL Fleet products to be sold in California because XL Fleet had not submitted the required testing and use data under existing Executive Orders. Although XL Fleet had submitted the data by January 2020 to regain compliance with the Executive Orders, XL Fleet had little visibility as to when CARB would issue Executive Orders to allow XL Fleet to sell products for post-2019 model year vehicles in the state. As a result, certain California customers in XL Fleet’s sales pipeline had canceled or deferred purchase orders for XL Fleet’s products in 2020 until it could secure Executive Orders for later model year vehicles.

20. Further, Pivotal’s October 2, 2020 Form S-4 stated in relevant part, “XL has obtained a number of [Executive Orders for the sale of XL’s systems] for prior model years [of vehicles with XL’s systems] and is in the process of conducting testing against CARB issued test orders for future products to be introduced into the Californian market.” This statement was materially misleading because it omitted to state that XL Fleet was not in compliance with CARB regulations for post-January 2019 models because XL Fleet, as described above, had failed to submit the testing and use data required under the existing Executive Orders. Pivotal’s amended registration statements on Forms S-4/A filed on November 12, 2020, and December 4, 2020 also contained the same statement about the Executive Orders as in the October 2, 2020 Form S-4, and omitted to disclose XL Fleet’s noncompliance with existing Executive Orders.

Sales Pipeline Conversion Rate

21. On November 12, 2020, after Pivotal highlighted XL Fleet’s $220 million sales pipeline in previous filings as supporting its 2021 revenue projection of $75 million, Pivotal filed an amended registration statement, proxy statement, and prospectus on Form S-4/A stating in relevant part:

XL has a backlog of 961 firm purchase orders representing 12.3M in revenue.... XL’s sales and marketing team uses a software tool [the CRM] to track all sales opportunities to existing and potential customers, identifying specific vehicles and XL systems for such vehicles. This is used by XL management to create projections about future aggregate sales pipeline opportunities for its existing products. XL management reviews its sales opportunity pipeline data and applies its historic[al] conversion rates of sales pipeline and historical experience with respect to lead time to create revenue projections. XL management believes that its revenue estimates and committed backlog are important indicators of expected future performance. (Emphasis added.)

22. The statement about the historical conversion rates of sales pipeline was materially misleading because XL Fleet did not use a historical conversion rate of sales pipeline into revenues to estimate revenue projections, including XL Fleet’s projected revenue of $1.4 billion by 2024. XL Fleet’s officers used the software tool (CRM) to organize and motivate its sales efforts, and the tool was not designed to be used – and was not in fact used – to project revenue. Although XL Fleet’s officers had directed its salespeople to increase the sales pipeline by three to five times a given annual revenue target as a sales tool, XL Fleet did not calculate revenue projections by multiplying a historical conversion or any other percentage rate to the sales pipeline number.

23. Pivotal and XL Fleet’s claims to have applied a purported historical conversion rate of sales pipeline to project revenue provided misleading support for XL Fleet’s 2021 revenue projection of $75 million, or roughly one-third of the $220 million sales pipeline, as they created the impression that the projection was based on XL Fleet’s historical experience of converting one-third of its sales pipeline into revenue. Further, these statements created the misleading impression that one-third of the sales pipeline in 2020 contained sales opportunities that were at least more likely than not to result in sales, when in fact, as discussed above, the vast majority of the sales opportunities at the time merely were speculative opportunities with as little as a 5% probability of resulting in a sale. Pivotal’s amended Form S-4/A filed on December 4, 2020, and XL Fleet’s registration statement on Form S-1 filed on January 14, 2021, also included these misleading statements about XL Fleet’s historical conversion rate.

Violations

24. As a result of the conduct described above, the Commission finds that Respondent violated Sections 17(a)(2) and 17(a)(3) of the Securities Act, which make unlawful for any person in the offer or sale of any securities, directly or indirectly, to obtain money or property by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

25. As a result of the conduct described above, the Commission finds that Respondent violated Section 14(a) of the Exchange Act and Rule 14a-9 thereunder, which make unlawful for any person to solicit any proxy in respect of any security by means of a proxy statement or other communication containing a materially false or misleading statement.

26. As a result of the conduct described above, the Commission finds that Respondent violated Section 13(a) of the Exchange Act and Rules 13a-11 and 12b-20 thereunder, which require every issuer of a security registered pursuant to Section 12 of the Exchange Act to file with the Commission, among other things, current reports as the Commission may require, and require that Exchange Act reports contain such further material information, if any, as may be necessary to make the required statements, in light of the circumstances under which they are made, not misleading.

Respondent’s Remedial Efforts

27. In determining to accept the Offer, the Commission considered remedial acts undertaken by Respondent and cooperation afforded the Commission staff.

IV.

In view of the foregoing, the Commission deems it appropriate and in the public interest to impose the sanctions agreed to in Respondent’s Offer.

Accordingly, it is hereby ORDERED that:

A. Pursuant to Section 8A of the Securities Act, and Section 21C of the Exchange Act, Respondent cease and desist from committing or causing any violations and any future violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act, and Sections 13(a) and 14(a) of the Exchange Act and Rules 12b-20, 13a-11, and 14a-9 thereunder.

B. Respondent shall, within 10 days of the entry of this Order, pay a civil money penalty in the amount of $11,000,000 to the Securities and Exchange Commission. The Commission may distribute civil money penalties collected in this proceeding if, in its discretion, the Commission orders the establishment of a Fair Fund pursuant to 15 U.S.C. § 7246, Section 308(a) of the Sarbanes-Oxley Act of 2002. The Commission will hold funds paid pursuant to this paragraph in an account at the United States Treasury pending a decision whether the Commission, in its discretion, will seek to distribute funds or, subject to Exchange Act Section 21F(g)(3), transfer them to the general fund of the United States Treasury. If timely payment is not made, additional interest shall accrue pursuant to 31 U.S.C. § 3717.

Payment must be made in one of the following ways:

(1)	Respondent may transmit payment electronically to the Commission, which will provide detailed ACH transfer/Fedwire instructions upon request;

(2)	Respondent may make direct payment from a bank account via Pay.gov through the SEC website at http://www.sec.gov/about/offices/ofm.htm; or

(3)	Respondent may pay by certified check, bank cashier’s check, or United States postal money order, made payable to the Securities and Exchange Commission and hand-delivered or mailed to:

Enterprise Services Center
Accounts Receivable Branch
HQ Bldg., Room 181, AMZ-341
6500 South MacArthur Boulevard
Oklahoma City, OK 73169

Payments by check or money order must be accompanied by a cover letter identifying Spruce as a Respondent in these proceedings, and the file number of these proceedings; a copy of the cover letter and check or money order must be sent to D. Mark Cave, Associate Director, Division of Enforcement, Securities and Exchange Commission, 100 F Street N.E., Washington, DC 20549.

C. Regardless of whether the Commission in its discretion orders the creation of a Fair Fund for the penalties ordered in this proceeding, amounts ordered to be paid as civil money penalties pursuant to this Order shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Respondent agrees that in any Related Investor Action, it shall not argue that it is entitled to, nor shall it benefit by, offset or reduction of any award of compensatory damages by the amount of any part of Respondent’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Respondent agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the Securities and Exchange Commission. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this proceeding. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Respondent by or on behalf of one or more investors based on substantially the same facts as alleged in the Order instituted by the Commission in this proceeding.

By the Commission.

Vanessa A. Countryman
Secretary